UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EASYLINK SERVICES INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EASYLINK SERVICES INTERNATIONAL CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
(678) 533-8000

November 22, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of EasyLink Services International Corporation for the fiscal year ended July 31, 2011, which will be held on Thursday, January 5, 2012 at 10:00 a.m., Eastern Standard Time, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092.  At the annual meeting, we will transact and act upon such business as described in the Notice of Annual Meeting of Stockholders and the Proxy Statement following this letter and give a current report on our business.

We hope that you will be able to attend the annual meeting in person.  However, whether or not you plan to attend, to ensure that your vote is counted, please mark, date and sign the enclosed proxy card and return it to us as soon as possible in the enclosed prepaid envelope or vote over the internet or by telephone as instructed in these materials.  If you have any questions or need assistance in voting your shares, please contact our Corporate Secretary, John A. Harwood, at (678) 533-8000.  The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

Thomas J. Stallings
Chief Executive Officer

EASYLINK SERVICES INTERNATIONAL CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
(678) 533-8000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of EasyLink Services International Corporation (the “Company”), for the fiscal year ended July 31, 2011, will be held at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, at 10:00 a.m., Eastern Standard Time, on Thursday, January 5, 2012 (the “Annual Meeting”), for the following purposes:

1.	to elect the directors to the Company’s Board of Directors;

2.	to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012; and

3.	to transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on November 7, 2011 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.  A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s executive offices, located at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 during the ten-day period before the Annual Meeting.

By Order of the Board of Directors,

John A. Harwood
Vice President, General Counsel and Secretary

Norcross, Georgia
November 22, 2011

EASYLINK SERVICES INTERNATIONAL CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 5, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of EasyLink Services International Corporation, a Delaware corporation (the “Company”), is soliciting your proxy for use at the Company’s annual meeting of stockholders for the fiscal year ended July 31, 2011 (the “Annual Meeting”), to be held at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, at 10:00 a.m., Eastern Standard Time, on Thursday, January 5, 2012, and any postponement or adjournment thereof.

The term “proxy materials,” includes this Proxy Statement, the enclosed proxy card and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

The Company intends to mail the proxy materials on or about November 22, 2011 to all of its stockholders entitled to vote.  The Company has fixed the close of business on November 7, 2011 as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January 5, 2012: This Proxy Statement and the Annual Report to security holders are available at http://ir.easylink.com/annual-proxy.cfm.

Stockholders Entitled to Vote

Only holders of record of the Company’s class A common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.

On the Record Date, the Company had 31,871,864 shares of class A common stock outstanding.  Each holder of class A common stock is entitled to one vote for each share held on the Record Date.

Voting Procedures

The purpose of this Annual Meeting is to consider and vote upon the proposals that are listed in the accompanying Notice of Annual Meeting of Stockholders and further described in this Proxy Statement.  You can vote on each proposal by proxy (by filling out and returning the enclosed proxy card in the enclosed envelope or by voting over the internet or by telephone) or by attending the Annual Meeting in person.

Voting by Proxy.  By signing and returning the enclosed proxy card or by voting over the internet or by telephone in accordance with the instructions on the proxy card, you are authorizing the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner indicated on the proxy card.  The Company encourages you to sign and return the enclosed proxy card or to vote over the internet or by telephone even if you plan to attend the Annual Meeting in person to ensure that your shares are voted if you are unable to attend the Annual Meeting.  If your shares are held in “street name,” meaning that they are held for you by a broker, bank or other nominee, you will receive a copy of the proxy materials as well as voting instructions from your broker, bank or other nominee explaining how you can vote your shares.  You should vote your shares in accordance with those instructions.

If you receive more than one proxy card and hold your shares in multiple accounts, please complete and return each proxy card or vote over the internet or by telephone with respect to each proxy card in accordance with the instructions set forth therein to ensure that all of your shares are voted.  The Company encourages you to consolidate multiple accounts by contacting your broker, bank or other nominee, if you hold your shares through a nominee account, or otherwise through the Company’s transfer agent, American Stock Transfer & Trust Company at (718) 921-8200.  Please note that shares held in certain types of accounts cannot be consolidated with other accounts.  For example, retirement and non-retirement accounts generally cannot be consolidated.

Voting by Mail.  To vote by proxy by mail, sign and return the enclosed proxy card in accordance with the instructions on the proxy card.  Your shares will be voted in accordance with the instructions indicated on the proxy card.  If you sign and return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the nominees for election to the Company’s Board of Directors; and

•	FOR the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012.

Voting by Internet.  To vote by proxy through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be prompted to enter the 12 digit company control number listed on the enclosed proxy card.  Your vote must be received by 11:59 p.m., Eastern Standard Time, on January 4, 2012 to be counted.

Voting by Telephone.  To vote by telephone, use any touch-tone telephone to call 1-800-690-6903 and then follow the instructions on the call.  You will be asked to provide the Company Number and Account Number from the enclosed proxy card.  Your vote must be received by 11:59 p.m., Eastern Standard Time, on January 4, 2012 to be counted.

Voting in Person at the Annual Meeting.  If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the Annual Meeting.  If your shares are registered directly in your name on the Record Date, you are considered a stockholder of record as of the Record Date and you have the right to vote in person at the Annual Meeting.  If your shares are held in “street name” and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote the shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting.  You may revoke your proxy in any one of the following ways:

•	sign and return another proxy card bearing a later date;

•	submit a new proxy vote through the internet or by telephone in the manner described above;

•	provide written notice of the revocation to John A. Harwood, the Company’s Secretary, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092; or

•	attend the Annual Meeting and vote in person.

Please note, however, that simply attending the Annual Meeting will not, by itself, revoke your proxy.

Quorum Requirement

The holders of a majority of the total votes represented by shares of the Company’s class A common stock outstanding on the Record Date, whether present at the Annual Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  The shares held by each stockholder who votes by proxy will be counted as present for the purposes of determining the presence of a quorum at the Annual Meeting, whether or not the stockholder abstains on all or any proposal to be acted on at the meeting.  Abstentions and broker non-votes (as defined below) will both be counted toward the quorum requirement.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

•	Proposal 1 — Election of Directors. The election of each of the nominees listed in Proposal 1 requires the vote of a plurality of the votes cast at the Annual Meeting.

•
Proposal 2 — Ratification of the Appointment of Friedman LLP as the Company’s Independent Registered Public Accounting Firm.  The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and voting on Proposal 2.

You may either vote “for” or “withhold” your vote for the election of any nominee as a director.  You may vote “for,” “against” or “abstain” from voting on Proposal 2.

Abstentions and Broker Non-Votes

If you vote by proxy indicating an abstention from voting on a proposal, the shares so represented by the proxy card will be counted as present toward the quorum requirement, but such shares will not be voted on the proposal.  Because the directors are elected by a plurality of the votes cast, the nominees who receive the most votes for the available directorships will be elected as directors.  Accordingly, an abstention will have no effect on the election of directors.  Because Proposal 2 must be approved by a majority of the votes cast, if you abstain from voting on Proposal 2, your abstention will not be counted as having been voted on this proposal and will have no effect.

If your shares are held in “street name” and you do not give instructions to your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, including Proposal 2 (Ratification of the Appointment of Independent Registered Public Accounting Firm).  Discretionary items are proposals considered routine under applicable rules on which your broker, bank or other nominee may vote shares held in street name in the absence of your voting instructions.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  To the extent your broker, bank or other nominee submits a broker non-vote with respect to your shares on a proposal, your shares will be counted toward the quorum requirement, but will not be deemed as having been voted on that proposal.

Proxy Solicitation Costs

The Company will bear the entire cost of soliciting proxies to be voted at the Annual Meeting, including the preparation, printing and mailing of proxy materials.  To date, the Company has not made any expenditure for and in furtherance of the solicitation of proxies to be voted at the Annual Meeting.  The Company estimates that the total costs of soliciting proxies to be voted at the Annual Meeting will amount to approximately $20,000.  In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile.  No additional compensation will be paid to such persons for such solicitation.

The Company will reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

Deadline for Receipt of Stockholder Proposals for the 2013 Annual Meeting

As a stockholder, you may be entitled to present proposals for action at the 2013 annual meeting of stockholders if you comply with the advance notice requirements of the Company’s by-laws (the “Bylaws”).  The required notice must be given no more than 120 days and no less than 75 days in advance of the anniversary date of the immediately preceding annual meeting.  Accordingly, with respect to the Company’s 2013 annual meeting of stockholders, the Bylaws require notice to be received by the Company at its executive offices at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, no earlier than September 8, 2012 and no later than October 23, 2012.  You may contact the Company’s Secretary at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 for a copy of the relevant Bylaw provisions.

Subject to the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, proposals of the stockholders intended to be presented for consideration at the Company’s 2013 annual meeting of stockholders may be included in the Company’s proxy statement for the meeting if they are received by the Company at its principal executive offices not later than July 25, 2012.  If a stockholder fails to provide timely notice of a proposal to be presented at the 2013 annual meeting, the Company may exclude such stockholder proposal from its proxy materials.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Bylaws provide that a maximum of ten directors may serve on the Company’s Board of Directors with the exact number to be fixed by a resolution of the Directors.  The Board of Directors of the Company currently has five members.  Each Director serves for a term of one year, or until his or her successor is elected and qualified.  The Board of Directors has set the number of directors constituting the Board of Directors as of and following the Annual Meeting at five members and has nominated Richard J. Berman, Kim D. Cooke, Paul D. Lapides, John S. Simon, and Thomas J. Stallings for election as directors.

If you vote by proxy, your shares will be voted for all of the directors nominated unless you indicate through your proxy vote that you are withholding your vote for a nominee.  If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the Board of Directors to fill the vacancy.  The Company has no reason to believe that any of the nominees for election will not be available to serve his prescribed term.

The names of the current directors and the nominees for election as directors and certain background information about such persons as of November 7, 2011 is set forth below.  Information as to stock ownership of the current directors and the nominees for election as directors is set forth below under “Security Ownership of Certain Beneficial Owners and Management.”

Vote Required for Approval

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the nominees as directors.  This means that the five nominees who receive the largest number of votes will be elected to serve as directors.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

Director Nominees

Richard J. Berman, age 69, has served as a member of the Board of Directors since September 1998.  Mr. Berman joined the Company in September 1998 as Chairman and Chief Executive Officer and served as the Company’s Chief Executive Officer from 1998 until June 1999.  Mr. Berman’s business career spans over thirty-five years of venture capital, management and merger and acquisitions experience.  Mr. Berman is on the board of directors of three additional public companies:  Broadcaster, Inc. (OTC: BCSR.PK), Advaxis, Inc. (OTC: ADXS.OB) and NeoStem, Inc. (ASE: NBS).  Mr. Berman is also a director of five private companies:  The International Corporation for Project Finance, Strategic Funding Source, Inc., Tier One Networks, Inc., QuantumSphere, Inc., and Founders Finance, LLC.  Previously, Mr. Berman worked at Goldman Sachs, and was Senior Vice President of Bankers Trust Company where he started the M&A and Leverage Buyout Departments.  Mr. Berman helped create the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide Technologies, Inc. (NASDAQ: XIDE), helped create what is now Soho (NYC) by developing five buildings, and advised on over $4 billion of M&A transactions.  Mr. Berman is a past director of the Stern School of Business of New York University, where he received B.S. and M.B.A. degrees.  Mr. Berman also has United States and foreign law degrees from Boston College and The Hague Academy of International Law, respectively.  Mr. Berman’s extensive experience with business and financial matters and the Company’s operations led the Board of Directors to conclude that he should be elected to serve as a director of the Company.

Kim D. Cooke, age 56, has served as a member of the Board of Directors since December 2000 and was appointed the Company’s lead director in November 2003 and Chairman of the Board in September 2005.  Mr. Cooke founded Blue Water Capital, L.L.C., a private venture capital firm, in 1995 and today serves as its Chairman.  Blue Water Capital raised and managed close to $100 million in capital for investment in the technology sector.  Trained as a transactional lawyer, Mr. Cooke has extensive business and legal experience working with credit, financial services and technology companies in the United States, AMEA and Latin America.  Mr. Cooke has served on numerous corporate boards in his capacity at Blue Water Capital.  In addition to serving on the Company’s Board, Mr. Cooke currently serves on the boards of Aptara Corporation, FedBid, Inc., Imex Systems Inc., Keel Point Advisors, LLC, RMZ Development, LLC, and Company.com.  Mr. Cooke’s not-for-profit activities include service on the Board of Family Life and The Northville Educational Foundation and as President of the Northville Men’s Lacrosse Club.  Mr. Cooke’s extensive experience with investing in and managing technology businesses and educational background led the Board of Directors to conclude that he should be elected to serve as a director of the Company.

Paul D. Lapides, age 57, has served as a member of the Board of Directors since October 2005.  Mr. Lapides is Director of the Corporate Governance Center at the Michael J. Coles College of Business at Kennesaw State University, where he has been a professor of management and entrepreneurship since 1993.  Mr. Lapides currently serves on the Board of Directors of Sun Communities Inc. (NYSE: SUI) and The Board of Directors Network, Inc.  Mr. Lapides is a member of the Advisory Board of the National Association of Corporate Directors and served on the NACD’s Blue Ribbon Commission on Audit Committees.  A certified public accountant, Mr. Lapides is the author or co-author of more than 100 articles and seven books on management and director responsibilities.  Mr. Lapides received a B.S. degree with honors in economics from The Wharton School of the University of Pennsylvania and an M.B.A. degree from New York University.  Mr. Lapides’ expertise in corporate governance matters, experience in public company management and financial matters and educational background led the Board of Directors to conclude that he should be elected to serve as a director of the Company.

John S. Simon, age 55, has served as a member of the Board of Directors since October 2004.  Mr. Simon has been the Chief Executive Officer of afterBOT, Inc. since 2002. afterBOT licenses various software and intellectual property using proprietary digital receipt technology and patented systems to retailers, other consumer transaction providers and related third parties.  Mr. Simon has more than 30 years of experience in the retail industry, including 14 years with QRS Corporation, a provider of electronic commerce services to the retail industry, of which he was a founder in 1988, and nine years with Carter Hawley Hale Stores, Inc.  Mr. Simon currently serves as the Chairman of the Board of Liaison Technologies, Inc.  Mr. Simon received an A.B. degree in economics from Harvard College and an M.B.A. with honors from the Harvard University Graduate School of Business.  Mr. Simon’s extensive experience with recurring revenue, supply chain and technology businesses, knowledge of the Company’s operations, and educational background led the Board of Directors to conclude that he should be elected to serve as a director of the Company.

Thomas J. Stallings, age 64, joined the Company in December 2003 as Chief Operating Officer, in which position he served until April 2004, when he was appointed Chief Executive Officer.  Mr. Stallings has also served on the Company’s Board of Directors since June 2004.  Prior to joining the Company, Mr. Stallings spent seven years in the management of venture capital backed or privately held technology companies.  Mr. Stallings was the president and chief operating officer of CoreHarbor, from October 2002 to June 2003, where his efforts led to the effective merger between CoreHarbor Incorporated and USinternetworking Inc.  From 1999 to 2002, Mr. Stallings served as president and chief executive officer of Cambar Software Inc. and was successful in completing the sale of the company to a private investment group in November 2002.  From 1997 to 1999, Mr. Stallings served as president and chief executive officer of Analytika, Inc., where he effectively grew this early stage software development firm and completed the sale of the company in late 1999 to Dendrite International.  From 1995 to 1996, Mr. Stallings was a vice president with Oracle Corporation, responsible for sales and marketing to Oracle’s top enterprise customers in the telecommunications industry.  Prior to 1996, Mr. Stallings held management and executive positions at IBM with progressively greater levels of responsibility.  Mr. Stallings’ extensive knowledge of the Company’s operations and years of experience with technology businesses led the Board of Directors to conclude that he should be elected to serve as a director of the Company.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  None of the nominees for election as a director nor any continuing director has any family relationship with any other director or any executive officer of the Company.

Executive Officers

The Company’s executive officers are selected by and serve at the pleasure of the Board of Directors.  The following individuals serve as the Company’s executive officers as of November 7, 2011:

Name	Position
Thomas J. Stallings (1)	Chief Executive Officer
Glen E. Shipley	Chief Financial Officer
Kevin R. Maloney	Executive Vice President of Worldwide Sales and Marketing
Teresa A. Deuel	Executive Vice President of Worldwide Customer Support and Product Development
Patrick A. Harper	Executive Vice President of Global Operations

(1)  Information for Thomas J. Stallings is provided above under “Director Nominees.”

Glen E. Shipley, age 61, has served as the Company’s Chief Financial Officer since November 1, 2004.  From March 2004 until November 2004, Mr. Shipley served as a financial consultant to several commercial enterprises.  From May 2003 to March 2004, Mr. Shipley served as Chief Financial Officer of Melita International, Inc., which was acquired by Concerto Software, Inc.  From February 2002 to May 2003, Mr. Shipley served as a consultant for various software and genomics companies on operational and financial issues.  From October 2000 to January 2002, Mr. Shipley served as Chief Financial Officer and Administrative Officer for eshare communications, Inc., a leading provider of integrated customer interaction and intelligent call management solutions.  Mr. Shipley holds B.A. and M.B.A. degrees from The University of California at Los Angeles and a J.D. degree from Seattle University.

Kevin R. Maloney, age 57, has served as the Company’s Executive Vice President of Worldwide Sales and Marketing since November 2008.  Mr. Maloney originally joined the Company in December 2007 as Senior Vice President of Worldwide Sales and Marketing.  Mr. Maloney brings over 30 years of high-tech experience to the Company.  He is responsible for driving worldwide revenue through worldwide sales, marketing and services of the Company’s management solutions.  Prior to joining the Company, Mr. Maloney was the Executive Vice President for Worldwide Sales for Network General Corporation from June 2006 to November 2007.  Mr. Maloney was also the Vice President of Worldwide Sales for Check Point Software from July 2004 to June 2006.  Mr. Maloney spent 28 years at IBM in various sales and sales management positions in Asia, Europe and the United States and was Vice President in Sales/Americas for IBM when he left the company.  Mr. Maloney holds a B.A. degree in Political Science from Wheeling Jesuit University in Wheeling, West Virginia and an M.B.A. degree from Mercer University in Atlanta, Georgia.

Teresa A. Deuel, age 50, has served as the Company’s Executive Vice President of Worldwide Customer Support and Product Development since November 2008, as the Company’s Vice President of Product Development and Customer Support from December 2007 until November 2008, and as the Company’s Chief Marketing Officer with responsibility for corporate and product marketing, product management and product development from July 2006 until December 2007.  Prior to that, Ms. Deuel was the Company’s Senior Vice President of Customer Communications, Service and Support from May 2005 until June 2006, overseeing marketing, the EC Service Center and technical and customer support.  Ms. Deuel joined the Company in June 2004 as Vice President of Strategy and Marketing.  From June 2000 until May 2004, Ms. Deuel was Vice President of Strategy and Marketing for Integrated Supply Chain Group, a privately held company focused on supply-chain software and services.  Prior to that, Ms. Deuel held roles of increasing responsibility in engineering, sales and marketing at IBM, ending her 16-year career as an Americas’ Brand Manager, responsible for the sales, marketing and operations of a $1.2 billion product portfolio in the personal computer division.  Ms. Deuel holds a B.S. degree in electrical engineering from the University of Tennessee and an M.B.A. degree from Duke University.

Patrick A. Harper, age 48, has served as the Executive Vice President of Global Operations since November 2010.  Prior to joining the Company upon the acquisition of the Send and Notify businesses of Premiere Global Services, Inc., Mr. Harper was the General Manager for that business unit.  Prior to joining Premiere Global Services Inc. in July 2009, Mr. Harper was the Vice President of Information Technology Operations for ACS Government Services from December 2007 to July 2009.  At ACS, Mr. Harper led the operational implementation of several state healthcare automation systems and managed the operational support of the transportation systems for states in the northeastern U.S.  Prior to joining ACS, Mr. Harper was Vice President of IT Operations at Ceridian Corporation from October 2001 to December 2007 where he was responsible for the implementation of the company's first web-based payroll and benefits management systems.  Mr. Harper is a graduate of the Georgia Institute of Technology with a B.S. degree in Information and Computer Sciences.  He also holds a certificate from the Georgia Institute of Technology in Information Technology Management.

Board of Directors and Committee Meetings

The Board of Directors presently consists of five members.  The current members of the Board of Directors are Richard J. Berman, Kim D. Cooke, Paul D. Lapides, John S. Simon, and Thomas J. Stallings.  The Board has determined that the following directors, who constitute a majority of the Board, are independent in accordance with the rules of the NASDAQ and Securities and Exchange Commission (the “SEC”) governing director independence: Richard J. Berman, Kim D. Cooke, Paul D. Lapides and John S. Simon.  Dwight B. Mamanteo served as a member of the Board of Directors until November 1, 2010.  Donald R. Harkleroad served as a member of the Board of Directors until January 5, 2011.

The Board of Directors held 14 meetings during the fiscal year ended July 31, 2011.  All of the Company’s directors attended at least 75% of the aggregate number of the meetings of the Board of Directors and any applicable committee held while they were members of the Board of Directors or the applicable committee.  The Board of Directors has standing audit, compensation and governance committees.

Because the Company schedules a Board of Directors meeting in conjunction with the annual meeting of stockholders, members of the Board of Directors are invited to the annual meeting of stockholders, and all directors attended the Company’s last annual meeting.

The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Governance Committee.  The following table shows the membership of the standing committees of the Board of Directors as of November 5, 2011.

Name	Audit	Compensation	Governance
Richard J. Berman	X	X
Kim D. Cooke	X	X	X
Paul D. Lapides	X		X
John S. Simon		X	X

Dwight B. Mamanteo served as a member of the Compensation and Governance Committees until his resignation on November 1, 2010.  Mr. Cooke became a member and chairman of the Governance Committee on November 1, 2010.

Board Leadership Structure and Role in Risk Oversight

The Chairman of the Board of Directors, Mr. Cooke, is not an executive of the Company and is an independent director.  The Board of Directors believes that having a separation of the roles of Chief Executive Officer and Chairman of the Board relieves the Chief Executive Officer from having to oversee Board activities and frees him to focus on the Company’s business and operations, as well as giving the Company the benefit of the Chairman’s experience in corporate governance.  Although the positions of Chairman and Chief Executive Officer are currently held by two individuals, in the future the Board of Directors may allow one individual to hold these two positions if the Board of Directors believes that it is in the best interests of the Company and its stockholders.

The Company’s management is responsible for day-to-day risk management of the Company.  Management reports to the Board of Directors on the material risks the Company faces when management determines that the Company’s risk profile materially changes.  The Board of Directors uses management’s reports to evaluate the Company’s exposure to risks in light of the Company’s business plan and growth strategies.  The Board of Directors primarily focuses on risks in the areas of operations, liquidity, regulatory changes and compliance and legal matters, which the Board of Directors believes are the areas most likely to have a potential impact on the Company in a material way.

Audit Committee

The Audit Committee consists of Messrs. Lapides (Chairman), Cooke, and Berman, each of whom are non-employee directors.  The Audit Committee’s responsibilities include acting as the liaison between the Company and its independent public accountants and performing such other functions as are set forth in the Audit Committee Charter.  Mr. Lapides has served as Chairman of the Audit Committee since October 2005.  During the fiscal year ended July 31, 2011, the Audit Committee met four times.  The report of the Audit Committee for the 2011 fiscal year can be found on page 19 of this Proxy Statement.  All present members of the Audit Committee satisfy the independence and experience requirements applicable to members of the audit committee of a NASDAQ-traded company, as well as the audit committee independence standards established by the SEC.  The Board of Directors has determined that Mr. Lapides is an “audit committee financial expert” and “independent” as defined by the applicable rules of the SEC.

The Board of Directors has adopted an Audit Committee Charter, a copy of which is available on the Company’s website at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Audit Committee Charter.”

Compensation Committee

During the 2011 fiscal year, the Compensation Committee consisted of Messrs. Simon (Chairman), Cooke, and Berman, each of whom was a non-employee director.  The Compensation Committee’s responsibilities include the granting of equity awards under and the administration of the Company’s 2005 Stock Incentive Plan, as amended (the “2005 Plan”), reviewing and approving the compensation of the executive officers and such other employees of the Company as are designated by the Board of Directors and making recommendations to the Board of Directors with respect to standards for setting compensation levels.  The Compensation Committee considers the recommendations of the Company’s Chief Executive Officer in determining the amount and form of executive compensation. The Compensation Committee can delegate any of its responsibilities to a committee consisting of one or more directors.  The Compensation Committee has used MarksonHRC as compensation consultants in determining the amount and/or form of executive compensation.  The consultant was engaged directly by the Compensation Committee in order to prepare a competitive evaluation of the compensation of all of the Company’s executive officers by benchmarking the reported compensation of similar positions in various public companies and through the use of survey compensation data.  During the fiscal year ended July 31, 2011, the Compensation Committee met two times.

The Board of Directors has adopted a Compensation Committee Charter, a copy of which is available on the Company’s website at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Compensation Committee Charter.”

Governance Committee

The Governance Committee consists of Messrs. Cooke (Chairman), Lapides and Simon, each of whom has been determined by the Board of Directors to be independent within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules and the applicable rules of the SEC.  Mr. Harkleroad served as chairman of the Governance Committee prior to November 1, 2010.  The Governance Committee met three times in the fiscal year ended July 31, 2011.

The Board of Directors has adopted a Governance Committee Charter, a copy of which is available on the Company’s website at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Governance Committee Charter.”

Function.  The function of the Governance Committee is to assist the Board of Directors by: (i) developing and recommending to the Board of Directors for approval criteria for the selection of nominees for election or appointment to the Board of Directors, (ii) recommending director nominees for election or appointment to the Board of Directors consistent with criteria approved by the Board of Directors, (iii) recommending to the Board of Directors appropriate director nominees for board committees, (iv) recommending compensation for non-employee directors for their service on the Board of Directors and committees of the Board of Directors, (v) developing and recommending to the Board of Directors corporate governance principles applicable to the Company, (vi) developing and recommending to the Board of Directors procedures to permit more effective communication from stockholders to the Board of Directors, and (vii) leading the Board of Directors and its committees in their annual performance review.

Director Qualification.  In identifying qualified individuals to become members of the Board of Directors, the Governance Committee selects candidates whose attributes it believes would be most beneficial to the Company.  The Governance Committee evaluates each individual’s experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board of Directors.  In assessing diversity of candidates, the Governance Committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board heterogeneity, when identifying and recommending director nominees.  The Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its stockholders, but the Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.

Identification and Evaluation of Director Candidates.  The Governance Committee identifies, screens and recommends a qualified slate of nominees to the Board of Directors for election each fiscal year based on the qualifications set forth above and the need to fill vacancies or expand the size of the Board of Directors.  The Governance Committee generally identifies director nominees through the personal, business and organizational contacts of existing directors and management.  The Governance Committee may, however, use a variety of sources to identify director nominees, including third-party search firms, counsel, advisors and stockholder recommendations.  Candidates recommended by the Company’s stockholders are generally evaluated in the same manner as candidates from other sources.

In determining whether to recommend a director nominee, the Committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole.  The Committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board heterogeneity, when identifying and recommending director nominees.  The Governance Committee believes that the inclusion of diversity as one of many factors considered in recommending director nominees is consistent with the Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its stockholders.

Stockholder Nominations for Director.  The Governance Committee has developed and recommended provisions that address the process by which a stockholder may recommend and nominate a candidate to stand for election to the Board of Directors at the Company’s annual meeting of stockholders.  Generally, stockholders desiring to make such recommendations should submit a written notice of the recommendation to the Chief Executive Officer of the Company.  In order for any nomination notice to be considered timely for next year’s annual meeting of stockholders, the written notice must be received by the Chief Executive Officer of the Company not less than 75 days nor more than 120 days in advance of the first anniversary of the previous year’s annual meeting of stockholders.  Stockholders may contact the Corporate Secretary at the Company’s executive offices for a copy of the relevant provisions regarding the requirements for nominating director candidates.

In fiscal year 2011, the Governance Committee considered the Company’s current directors and other candidates to fill the slate of nominees for election to the Board of Directors.  Based on an evaluation of the background, skills and areas of expertise represented by the various candidates, the Governance Committee determined that the directors nominated possess the appropriate mix of skills and experience and recommended that they be re-nominated.

Communication with Board of Directors

The Company encourages stockholder communication with the Board of Directors.  Stockholders and other interested parties may communicate with the Board of Directors by sending their correspondence to:

EasyLink Services International Corporation, Non-Management Directors
c/o Chairman of the Board
EasyLink Services International Corporation
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092

Any communication should indicate that the author is a stockholder of the Company and clearly specify whether the communication is intended to be made to the entire Board of Directors or to one or more particular director(s).

Compensation Committee Interlocks and Insider Participation

Each of Richard J. Berman, Kim D. Cooke, John S. Simon and Dwight B. Mamanteo, constituting all members of the Compensation Committee during the fiscal year ended July 31, 2011, were independent directors.   No member of the Compensation Committee was an employee of the Company during the fiscal year ended July 31, 2011.  Mr. Berman previously served as the Chief Executive Officer of the Company from September 1998 until June 1999.  No other member of the Compensation Committee is a former employee of the Company.  No Compensation Committee member had any relationship requiring disclosure under “Certain Relationships and Related Transactions,” on page 19 below.  During the fiscal year ended July 31, 2011, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

Director Compensation

The following table shows the compensation the Company paid to our directors during the fiscal year ended July 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Total ($)
Kim D. Cooke	45,000	9,969	(1)	-	54,969
Richard J. Berman	45,000	4,984	(1)	-	49,984
Donald R. Harkleroad	18,750	7,477	(1)	-	26,227
Paul D. Lapides	38,438	14,040	(1)(2)	-	52,478
Dwight B. Mamanteo	18,750	-		-	18,750
John S. Simon	45,000	7,477	(1)	-	52,477

(1)
Stock awards represent the value of restricted class A common stock which were granted on February 22, 2010 and which vested on January 7, 2011.  In each case, the value of the restricted stock was determined based upon the NASDAQ closing price on the date of the grant.

(2)	Mr. Lapides received a portion of his fees in the form of restricted class A common stock in lieu of taking all of his fees in cash for serving on the Board of Directors.

The Company’s non-employee directors are entitled to receive annual compensation of $45,000 for serving on the Board of Directors.  This compensation is payable in cash.  The directors are also reimbursed for all reasonable expenses incurred by them in connection with serving as directors of the Company.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Friedman LLP as Independent Registered Public Accounting Firm

The Audit Committee has appointed Friedman LLP to be the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012.  The stockholders are asked to ratify the appointment of Friedman LLP at this Annual Meeting.

Friedman LLP audited the Company’s annual financial statements for the fiscal years ended July 31, 2010 and July 31, 2011.  The Audit Committee appointed Friedman LLP to audit the Company’s annual financial statements for the fiscal year ended July 31, 2011 and that appointment was ratified by the Company’s stockholders at the Company’s Annual Meeting on January 6, 2011.

The Company expects that representatives of Friedman LLP will be present, either in person or by telephone, at the Annual Meeting.  They will have the opportunity to make statements if they desire to do so, and they will be available to answer any appropriate questions.

Audit Fees

The aggregate fees billed by Friedman LLP for professional services rendered for the audit of the Company’s annual financial statements were $277,000 for the fiscal year ending July 31, 2010 and approximately $385,000 for the fiscal year ending July 31, 2011.  The aggregate fees billed by Friedman LLP for their reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q were $69,000 for the fiscal year ending July 31, 2010 and $75,000 for the fiscal year ending July 31, 2011.

Audit-Related Fees

There were no fees billed by Friedman LLP for audit-related services, generally consisting of fees for consents and consultations on accounting matters, rendered to the Company for the fiscal years ending July 31, 2010 and July 31, 2011.

Tax Fees

There were no fees billed by Friedman LLP for tax compliance, tax advice or tax planning services rendered to the Company for the fiscal years ending July 31, 2010 and July 31, 2011.

All Other Fees

There were no other fees billed by Friedman LLP for services rendered to the Company for the fiscal years ending July 31, 2010 and July 31, 2011.

Pre-Approval Policies

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent registered public accounting firm to the Company.  The policy requires that all services provided by the independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee.  The Audit Committee approved all audit services provided by Friedman LLP during fiscal year 2010 and 2011.

Vote Required For Ratification

The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm.  Accordingly, stockholder approval is not required to appoint Friedman LLP as the Company’s independent registered public accounting firm for fiscal year 2012.  The Board of Directors believes, however, that submitting the appointment of Friedman LLP to the stockholders for ratification is a matter of good corporate governance.  If the stockholders do not ratify the appointment of Friedman LLP, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes present at the Annual Meeting in person or by proxy and voting on the proposal.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and percent of shares of the Company’s class A common stock that, as of November 7, 2011, are deemed under the rules of the SEC to be “beneficially owned” by:

•	each person or “group” (as that term is used in the Securities Exchange Act of 1934) that is known by the Company to beneficially own more than 5% of the Company’s class A common stock;

•	each of the Company’s current directors and the nominees for election as directors;

•	each of the Company’s executive officers named in the Summary Compensation Table on page 15; and

•	all the Company’s current directors, nominees for election as directors and executive officers as a group.

The percentage of beneficial ownership table is based upon 31,871,864 shares of class A common stock outstanding as of November 7, 2011.  The address for those individuals for which an address is not otherwise provided is c/o EasyLink Services International Corporation, 6025 The Corners Parkway, Suite 100, Norcross, GA 30092.  To the Company’s knowledge, except as indicated in the footnotes to the following table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of class A common stock listed as beneficially owned by them.

	Beneficial Ownership
Name and Address	Number	Percent
Principal Stockholders:
Wynnefield Capital, Inc. (1) Nelson Obus Joshua Landes 450 Seventh Avenue, Suite 509 New York, New York 10123	2,553,726	8.0%

Burnham Asset Management Corporation Burnham Securities, Inc. 1325 Avenue of the Americas New York, NY 10019 (2)	1,661,866	5.2%

Executive Officers, Directors and Nominees:
Thomas J. Stallings (3)	929,380	2.8%
Glen E. Shipley (4)	380,000	1.2%
Kevin R. Maloney (5)	554,722	1.7%
Teresa A. Deuel (6)	195,622	*
Patrick A. Harper (7)	26,000	*
Kim D. Cooke (8)	161,575	*
Richard J. Berman (9)	82,006	*
Paul D. Lapides (10)	48,750	*
John S. Simon (11)	48,255	*

All nine current directors, nominees and executive officers as a group (12)	2,426,310	7.2%

* Less than 1%

(1)
Based on a Schedule 13G/A filed with the SEC on February 11, 2011, jointly filed by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P., Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc., Nelson Obus and Joshua Landes.  Consists of 2,553,726 shares of class A common stock over which Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P., Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Nelson Obus and Joshua Landes have discretionary power to make investment and voting decisions.  Messrs. Obus and Landes disclaim any beneficial ownership of such shares of class A common stock.

(2)
Based on a Schedule 13G filed with the SEC on February 14, 2011, jointly filed by Burnham Asset Management Corporation and Burnham Securities Inc.  Consists of 1,381,866 shares of class A common stock held in accounts as to which Burnham Asset Management Corporation serves as the investment manager and with respect to which it shares dispositive authority and 280,000 shares of class A common stock held in discretionary accounts at Burnham Securities Inc., a registered broker-dealer, with respect to which it shares dispositive authority.  Burnham Asset Management Corporation and Burnham Securities Inc. disclaim beneficial ownership of all of such shares of class A common stock.

(3)	Includes 804,380 shares of class A common stock issuable upon the exercise of options.

(4)	Includes 350,000 shares of class A common stock issuable upon the exercise of options.

(5)	Includes 534,722 shares of class A common stock issuable upon the exercise of options.

(6)	Includes 175,622 shares of class A common stock issuable upon the exercise of options.

(7)	Includes 25,000 shares of class A common stock issuable upon the exercise of options.

(8)	Includes 10,000 shares of class A common stock issuable upon the exercise of options.

(9)	Includes 5,000 shares held by Mr. Berman's wife as to which he disclaims beneficial ownership.

(10)	Includes 10,000 shares of class A common stock issuable upon the exercise of options.

(11)	Includes 10,000 shares of class A common stock issuable upon the exercise of options and 22,062 shares held by Mr. Simon's daughter as to which he disclaims beneficial ownership.

(12)	Includes 1,919,724 shares of class A common stock issuable upon the exercise of options, 5,000 shares held by Mr. Berman's wife and 22,062 shares held by Mr. Simon’s daughter.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information about compensation received by the named executive officers during the fiscal year ended July 31, 2011.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (1)	Total ($)

Thomas J. Stallings	2011	400,000	-	220,287	668,720	1,289,007
Chief Executive Officer	2010	400,000	12,900	161,987	215,011	789,898

Glen E. Shipley	2011	225,000	-	175,654	351,155	751,809
Executive Vice President	2010	225,000	6,450	80,987	120,944	433,381
and Chief Financial Officer

Kevin R. Maloney	2011	250,000	-	258,699	167,950	676,649
Executive Vice President of	2010	250,000	-	143,080	134,382	527,462
Worldwide Sales and Marketing

(1)	Represents non-equity incentive plan compensation paid in fiscal year 2011 or fiscal year 2010 based on performance during fiscal year 2010 or fiscal year 2009, respectively.

(2)
The assumptions used in calculating the values of the Stock Awards and Option Awards may be found in Footnote 2(k) to the Consolidated Financial Statements filed with the Annual Report on Form 10-K for the fiscal year ended July 31, 2011 on pages F-10 through F-12.  If the highest level of performance conditions were achieved with respect to such grants, the value of these awards for Messrs. Stallings, Shipley and Maloney in the fiscal year ended July 31, 2011 would be $351,308, $306,675 and $389,720, respectively.

The Company includes the ASC Topic 718 expense of these shares in the applicable named executive officer’s compensation in the Summary Compensation Table for fiscal years in which they vest.

Executive Benefits.  The named executive officers are eligible for the same level and offering of benefits made available to other full-time employees, including our 401(k) plan, health care plan, life insurance plans and other welfare benefit programs.

Perquisites.  The Company does not routinely provide any significant perquisites to our named executive officers.

Potential Payments upon Termination or Change-in-Control

With the exception of the employment agreements entered into between the Company and each of our executive officers described in further detail below in the section titled “Employment Agreements,” there are no contracts, agreements, plans or arrangements (written or not) that provide for payments to any named executive officer upon, following or in conjunction with any termination, resignation, severance or retirement of the named executive officer or a change in control of the Company or a change in the named executive officer’s responsibilities following a change in control of the Company.

Employment Agreements

On September 29, 2009, the Company entered into a Second Amended and Restated Employment Agreement (the “Stallings Agreement”) with Mr. Stallings.  The Stallings Agreement was effective for an initial term ending November 1, 2010 and automatically renews each November 1 unless either party gives a minimum 30 day written notice of non-renewal.  Pursuant to the Stallings Agreement, Mr. Stallings is entitled to receive an annual base salary of $400,000, with a performance-related bonus targeted at $400,000 per year based on specific criteria set forth in the Stallings Agreement.  Mr. Stallings also agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment.

Under the Stallings Agreement, Mr. Stallings is eligible to receive two times his base salary plus two times the total target performance-related bonus available in the fiscal year in the event of termination of Mr. Stallings’ employment due to his death or long-term disability, by the Company other than for “cause” or by Mr. Stallings due to a “change of control” of the Company or an “adverse change” in his duties.  The Stallings Agreement also provides that, in the event of a “change of control” of the Company, any of Mr. Stallings’ then unvested equity grants would accelerate.

For these purposes:

(a)  “cause” means conviction of (or pleading guilty or nolo contendere to) a felony or any misdemeanor involving dishonesty or moral turpitude or the willful and continued failure to substantially perform the executive’s duties with the Company (other than any failure resulting from death, illness or disability) that has, or can reasonably be expected to have, a direct and material adverse monetary effect on the Company;

(b)  a “change of control” means a change in the beneficial ownership of the Company’s voting stock pursuant to which:

(1)  any “person,” including a “syndicate” or “group” as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding “Voting Securities,” which is any security that ordinarily possesses the power to vote in the election of the board of directors of a corporation without the happening of any precondition or contingency; or

(2)  the Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation less than 50% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by either the stockholders of the Company immediately prior to such merger or consolidation, or, if a record date has been set to determine the stockholders of the Company entitled to vote on such merger or consolidation, the stockholders of the Company as of such record date; or

(3)  the Company transfers substantially all of its assets to another corporation, other than a corporation of which the Company owns, directly or indirectly, at least 50% of the combined voting power of such corporation’s outstanding voting securities; and

(c)  an “adverse change” in the executive’s duties means a change in his reporting responsibilities, titles, job responsibilities or offices that results in a material diminution of his status, control or authority, the assignment to him of any positions, duties or responsibilities that are materially inconsistent with his positions, duties and responsibilities or status with the Company immediately prior to the change, the requirement by the Company that the executive be based or perform his duties anywhere other than the principal executive offices of the Company, which are located not more than 25 miles from their location upon commencement of the Stallings Agreement or a failure by the Company to provide for the executive’s participation in any employee benefit plans at a level or to an extent that is at least commensurate with that of other executive officers of the Company.

On August 27, 2010, the Company entered into Amendment No. 1 to the Stallings Agreement, which amended the Stallings Agreement in order to set the performance goals and target bonus amount for the performance-related bonus for fiscal year 2011.  On September 29, 2011, the Company entered into Amendment No. 2 to the Stallings Agreement, which amended the Stallings Agreement in order to set the performance goals and target bonus amount for the performance-related bonus for fiscal year 2012.

On September 29, 2009, the Company entered into a Second Amended and Restated Employment Agreement (the “Shipley Agreement”) with Mr. Shipley.  The Shipley Agreement was effective for an initial term ending November 1, 2010 and automatically renews each November 1 unless either party gives a minimum 30 day written notice of non-renewal.  Pursuant to the Shipley Agreement, Mr. Shipley is entitled to receive an annual base salary of $225,000, with a performance-related bonus targeted at $225,000 per year based on specific criteria set forth in the Shipley Agreement.  Mr. Shipley also agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment.

Under the Shipley Agreement, Mr. Shipley is eligible to receive two times his base salary plus two times the total target performance-related bonus available in the fiscal year in the event of termination of Mr. Shipley’s employment due to his death or long-term disability, by the Company other than for “cause” or by Mr. Shipley due to a “change of control” of the Company or an “adverse change” in his duties.  The Shipley Agreement also provides that, in the event of a “change of control” of the Company, any of Mr. Shipley’s then unvested equity grants would accelerate.  For purposes of the Shipley Agreement, the terms “cause”, “change of control” and “adverse change” in duties are defined as described above with respect to the Stallings Agreement.

On August 27, 2010, the Company entered into Amendment No. 1 to the Shipley Agreement, which amended the Shipley Agreement in order to set the performance goals and target bonus amount for the performance-related bonus for fiscal year 2011. On September 29, 2011, the Company entered into Amendment No. 2 to the Shipley Agreement, which amended the Shipley Agreement in order to set the performance goals and target bonus amount for the performance-related bonus for fiscal year 2012.

On September 29, 2009, the Company entered into a Second Amended and Restated Employment Agreement (the “Maloney Agreement”) with Mr. Maloney.  The Maloney Agreement was effective for an initial term ending November 1, 2010 and automatically renews each November 1 unless either party gives a minimum 30 day written notice of non-renewal.  Pursuant to the Maloney Agreement, Mr. Maloney is entitled to receive an annual base salary of $250,000, with a performance-related bonus targeted at $250,000 per year based on specific criteria set forth in the Maloney Agreement.  Mr. Maloney also agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment.

Under the Maloney Agreement, Mr. Maloney is eligible to receive his base salary plus the total target performance-related bonus available in the fiscal year in the event of termination of Mr. Maloney’s employment due to his long-term disability, by the Company other than for “cause” or by Mr. Maloney due to a “change of control” of the Company or an “adverse change” in his duties.  The Maloney Agreement also provides that, in the event of a “change of control” of the Company, any of Mr. Maloney’s then unvested equity grants would accelerate.  For purposes of the Maloney Agreement, the terms “cause”, “change of control” and “adverse change” in duties are defined as described above with respect to the Stallings Agreement.

On August 27, 2010, the Company entered into Amendment No. 1 to the Maloney Agreement, which amended the Maloney Agreement in order to set the performance goals and target bonus amount for the performance-related bonus for fiscal year 2011. On September 29, 2011, the Company entered into Amendment No. 2 to the Maloney Agreement, which amended the Maloney Agreement in order to set the performance goals and target bonus amount for the performance-related bonus for fiscal year 2012.

Outstanding Equity Awards at Fiscal Year End July 31, 2011

The following table provides information on exercisable and unexercisable options held by the named executive officers on July 31, 2011.

Outstanding Equity Awards at Fiscal Year-End July 31, 2011

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $ (1)
Thomas J. Stallings	66,000	-				0.96	12/1/2013	-	-
Thomas J. Stallings	75,000	-				2.50	12/1/2013	-	-
Thomas J. Stallings	100,000	-				1.01	10/14/2014	-	-
Thomas J. Stallings	66,000	-				1.90	8/1/2015	-	-
Thomas J. Stallings	100,000	-				2.75	11/17/2015	-	-
Thomas J. Stallings	100,000	-				2.75	11/17/2015	-	-
Thomas J. Stallings	100,000	-				3.50	9/25/2016	-	-
Thomas J. Stallings	4,297	-				1.68	11/14/2018	-	-
Thomas J. Stallings	183,300	16,700	(2)			1.69	9/28/2019	-	-
Thomas J. Stallings	62,500			62,500	(3)	4.12	3/10/2021	-	-
Glen E. Shipley	200,000	-				0.90	11/8/2014	-	-
Glen E. Shipley	2,926	-				1.90	8/1/2015	-	-
Glen E. Shipley	100,000	-				1.68	11/14/2018	-	-
Glen E. Shipley	91,650	8,350	(2)			1.69	9/28/2019	-	-
Glen E. Shipley	62,500			62,500	(3)	4.12	3/10/3021	-	-
Kevin R. Maloney	300,000	-				3.35	12/1/2017	-	-
Kevin R. Maloney	88,733	11,267	(4)			1.68	11/14/2018	-	-
Kevin R. Maloney	58,317	41,683	(5)			1.69	9/28/2019	-	-
Kevin R. Maloney	62,500			62,500	(3)	4.12	3/10/2021	-	-

(1)	Market value based on multiplying the number of unvested, restricted shares by the market price for the Company’s class A common stock on July 31, 2009 of $1.74.

(2)
Stock options granted to Mr. Stallings and Mr. Shipley on September 28, 2009 vest as to 33.33% of the shares on September 28, 2009 and as to 2.77% of the shares on November 1, 2009 and each of the next 22 months thereafter with any remaining unvested options vesting on November 1, 2011.

(3)	Stock options granted to Mr. Stallings, Mr. Shipley, and Mr. Maloney on March 10, 2011 vest on July 31, 2012 if the Company achieves certain revenue and EBITDA goals in fiscal year 2012.

(4)
Stock options granted to Mr. Maloney on November 14, 2008 vest as to 33.33% of the shares on November 14, 2009 and as to 2.77% of the shares on December 14, 2009 and each of the next 22 months thereafter with any remaining unvested options vesting on November 14, 2011.

(5)
Stock options granted to Mr. Maloney on September 28, 2009 vest as to 2.777% of the shares on November 1, 2009 and each of the next 34 months thereafter with any remaining unvested options vesting on October 1, 2012.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended July 31, 2011.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.  The Audit Committee has also discussed with Friedman LLP, the Company’s independent registered public accounting firm for the fiscal year ended July 31, 2011, matters relating to the auditors’ judgments about the acceptability, as well as the quality, of the Company’s accounting principles, as applied in its financial reporting as required by Statement on Auditing Standards No. 61, Communications with Audit Committees.  Friedman LLP has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.  The Audit Committee received the written disclosures and letter from Friedman LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Friedman LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Friedman LLP its independence.

Based on the Audit Committee’s review and discussion referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

Audit Committee
Paul D. Lapides (Chairman)
Richard J. Berman
Kim D. Cooke

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the foregoing report shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee reviews and approves transactions and business arrangements with businesses and other organizations in which any of our directors, executive officers, or nominees for director, or their immediate families, or a stockholder owning greater than 5% of our stock, may also be a director, executive officer, or investor, or have some other direct or indirect material interest, which we refer to in this discussion as “related-party transactions.”  If a related-party transaction subject to review directly or indirectly involves a member of the Audit Committee (or an immediate family member), the remaining Audit Committee members will conduct the review.  To receive Audit Committee approval, related-party transactions must have a business purpose for the Company and be on terms that are fair and reasonable to the Company and as favorable to the Company as would be available from non-related entities in comparable transactions.  There were no related-party transactions during the fiscal year ended July 31, 2010 or 2011.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Vice President of Finance, financial managers and any persons performing similar finance and accounting functions.  The Company has posted the Code of Ethics in the Corporate Governance section of its web site at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Code of Ethics.”  If, in the future, the Company amends, modifies or waives a provision in the Code of Ethics, it may, rather than filing a current report on Form 8-K, satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting such information on the Company’s web site as necessary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and stockholders owning more than 10% of the Company’s class A common stock, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and such stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file pursuant to these requirements. Based solely on the Company’s review of the copies of such forms that it has received, or written representations from reporting persons, the Company believes that during the fiscal year ended July 31, 2011, all executive officers and directors of the Company and such stockholders complied with all applicable filing requirements on a timely basis with the exception that Mr. Cooke was late in filing a Form 4 to report a gift of the class A common stock that was disposed of on March 31, 2010; Mr. Lapides was late in filing a Form 4 to report the class A common stock granted pursuant to his quarterly annual compensation as a director which was received on November 1, 2010, April 1, 2011 and July 1, 2011, respectively; Mr. Harper was late in filing a Form 3 to report his initial statement of beneficial ownership on November 22, 2010; and Messrs. Stallings, Shipley, Maloney, and Harper and Ms. Deuel were late in filing a Form 4 to report a grant of performance-based stock options that was received on March 10, 2011.

FORM 10-K EXHIBITS

The Company has included with this Proxy Statement a copy of its Form 10-K which is part of the Annual Report for the fiscal year ended July 31, 2011, including the financial statements, schedules and list of exhibits.  The Company will mail without charge to any stockholder, upon written request, a copy of its Form 10-K exhibits.  Requests should be sent to Corporate Secretary, EasyLink Services International Corporation, 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092.  They are also available, free of charge, at the SEC’s web site, www.sec.gov.

OTHER MATTERS

The Company knows of no other matter to be submitted to the stockholders for approval at the Annual Meeting.  If any other matter properly comes before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold.  You are, therefore, urged to mark, sign and date the accompanying proxy card and return it to the Company in the postage-prepaid envelope enclosed for that purpose or vote over the internet or by telephone as promptly as possible.

FOR THE BOARD OF DIRECTORS OF
EASYLINK SERVICES INTERNATIONAL
CORPORATION

John A. Harwood
Vice President, General Counsel and Secretary

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

EASYLINK SERVICES INTERNATIONAL CORPORATION
ATTN: GLEN E. SHIPLEY	Electronic Delivery of Future PROXY MATERIALS
6025 THE CORNERS PARKWAY, SUITE 100 NORCROSS, GEORGIA 30092
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

EASYLINK SERVICES INTERNATIONAL CORPORATION.
Annual Meeting of Shareholders
January 5, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas J. Stallings and Glen E. Shipley, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of EasyLink Services International Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, EST on January 5, 2012, at the Company's headquarters at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

  _2 R2.09.05.010